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                          [THE VANGUARD GROUP(R) LOGO]

                        VANGUARD(R) PRECIOUS METALS FUND
                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 17, 2002


               IMPORTANT CHANGES TO VANGUARD PRECIOUS METALS FUND


FUND TEMPORARILY CLOSED TO NEW AND EXISTING ACCOUNTS
Effective as of the close of business on June 28, 2002, Vanguard Precious Metals Fund will no longer accept new accounts or additional investments by current shareholders into existing accounts. During the closed period, purchases made through the Automatic Investment Plan will also be suspended. The Fund will remain closed for at least six months, with no specific time frame for when the Fund will reopen.

REDEMPTIONS
Although it will not be possible to purchase Fund shares during the closed period, shareholders may continue to redeem Fund shares online, by telephone, or by mail.

Vanguard Precious Metals Fund may modify these policies at any time without giving advance notice to shareholders. Please call Vanguard's Investor Information Department at 1-800-662-7447 for more detailed information about the Fund's transaction policies.








(C)2002 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS53 062002